Exhibit 2D

SUBSIDIARIES OF LEXINGTON CORPORATE PROPERTIES TRUST
(JURISDICTION OF ORGANIZATION)

1701 Market Associates L.P. (Delaware)
1701 Market GP LLC (Delaware)
Barnvyn Bakersfield Associates L.P. (California)
Farragut Remainderman I Limited Partnership (Massachusetts)
Farragut Remainderman II Limited Partnership (Massachusetts)
Federal Southfield Limited Partnership (Massachusetts)
Lepercq Corporate Income Fund L.P. (Delaware)
Lepercq Corporate Income Fund II L.P. (Delaware)
Lex GP-1 Trust (Delaware)
Lex LP-1 Trust (Delaware)
Lexington Allen L.P. (Delaware)
Lexington Allen Manager L.P. (Delaware)
Lexington Atlanta L.P. (Delaware)
Lexington Atlanta Manager LLC (Delaware)
Lexington Auburn Hills, Inc. (Delaware)
Lexington Auburn Hills L.L.C. (Delaware)
Lexington Baton Rouge L.L.C. (Louisiana)
Lexington BCBS L.L.C. (South Carolina)
Lexington BHI Trust (Delaware)
Lexington Boca L.L.C. (Florida)
Lexington Boca Manager L.L.C. (Delaware)
Lexington Bremerton LLC (Delaware)
Lexington Bremerton Manager LLC (Delaware)
Lexington Bristol L.P. (Delaware)
Lexington Bristol Manager, Inc. (Delaware)
Lexington Broadfield L.P. (Delaware)
Lexington Broadfield Manager L.P. (Delaware)
Lexington Bulverde L.P. (Delaware)
Lexington Bulverde Manager LLC (Delaware)
Lexington Carrollton L.P. (Delaware)
Lexington Carrollton Manager LLC (Delaware)
Lexington Chelmsford LLC (Delaware)
Lexington Chelmsford Manager LLC (Delaware)
Lexington Chester Industrial, L.L.C. (South Carolina)
Lexington Chester Manager, Inc. (South Carolina)
Lexington Clive LLC (Delaware)
Lexington Clive Manager LLC (Delaware)
Lexington Collierville L.P. (Delaware)
Lexington Collierville Manager L.P. (Delaware)
Lexington Columbia Expansion Manager, Inc. (South Carolina)
Lexington Columbia Expansion L.L.C. (South Carolina)
Lexington Columbia Manager Inc. (South Carolina)
Lexington Columbia Master Manager, Inc. (Delaware)

Lexington Columbia Master L.L.C. (Delaware)
Lexington Contributions Inc. (Delaware)
Lexington Crosspoint L.P. (Delaware)
Lexington Crosspoint Manager LLC (Delaware)
Lexington Danville L.L.C. (Delaware)
Lexington Decatur LLC (Delaware)
Lexington Decatur Manager LLC (Delaware)
Lexington Dillon LLC (Delaware)
Lexington Dillon Expansion LLC (Delaware)
Lexington Dillon Manager LLC (Delaware)
Lexington Dover LLC (Delaware)
Lexington Drake L.P. (Delaware)
Lexington Drake Manager LLC (Delaware)
Lexington Dry Ridge Corp. (Delaware)
Lexington Dry Ridge Mezz Corp. (Delaware)
Lexington Dubuque LLC (Delaware)
Lexington Dubuque Manager Inc. (Delaware)
Lexington Dulles LLC (Delaware)
Lexington Dulles Manager L.L.C. (Delaware)
Lexington Elizabethtown 730 Corp. (Delaware)
Lexington Elizabethtown 730 Mezz Corp. (Delaware)
Lexington Elizabethtown 750 Corp. (Delaware)
Lexington Elizabethtown 750 Mezz Corp. (Delaware)
Lexington English Trust (Delaware)
Lexington Euro Holdings Limited (Delaware)
Lexington Farmington Hills LLC (Delaware)
Lexington Farmington Hills Manager LLC (Delaware)
Lexington Florence L.L.C. (Delaware)
Lexington Florence Manager L.L.C. (Delaware)
Lexington Fort Meyers L.P. (Delaware)
Lexington Fort Meyers Manager LLC (Delaware)
Lexington Fort Mill II LLC (Delaware)
Lexington Fort Mill Manager II LLC (Delaware)
Lexington Fort Mill LLC (Delaware)
Lexington Fort Mill Manager LLC (Delaware)
Lexington Foxboro I LCC (Delaware)
Lexington Foxboro II LCC (Delaware)
Lexington Foxboro Manager I LCC (Delaware)
Lexington Foxboro Manager II LCC (Delaware)
Lexington Gears L.P. (Delaware)
Lexington Gears Manager LLC (Delaware)
Lexington Glendale L.L.C. (Delaware)
Lexington Glendale Manager L.L.C. (Delaware)
Lexington Greenville LLC (Delaware)
Lexington Greenville Manager Inc. (Delaware)
Lexington Groveport L.L.C. (Delaware)

Lexington Groveport Manager L.L.C. (Delaware)
Lexington Harrisburg L.P. (Delaware)
Lexington Harrisburg Manager LLC (Delaware)
Lexington Hampton L.L.C. (Delaware)
Lexington Herndon, Inc. (Delaware)
Lexington High Point LLC (Delaware)
Lexington High Point Manager LLC (Delaware)
Lexington Hopkinsville Corp. (Delaware)
Lexington Hopkinsville Mezz Corp. (Delaware)
Lexington Indianapolis L.P. (Delaware)
Lexington Indianapolis Manager LLC (Delaware)
Lexington ISS Holdings L.P.
Lexington Jackson LLC (Delaware)
Lexington Jackson Manager Inc. (Delaware)
Lexington Johns Creek L.P. (Delaware)
Lexington Johns Creek Manager LLC (Delaware)
Lexington Kalamazoo L.P. (Delaware)
Lexington Kalamazoo Manager LLC (Delaware)
Lexington Kingston Doughten Inc. (Delaware)
Lexington Kingston Doughten L.P. (Delaware)
Lexington Kingston Main Inc. (Delaware)
Lexington Kingston Main L.P. (Delaware)
Lexington Knoxville L.L.C. (Delaware)
Lexington Knoxville Manager L.L.C. (Delaware)
Lexington Lake Forest L.L.C. (Delaware)
Lexington Lake Forest Manager L.L.C. (Delaware)
Lexington Lakewood L.P. (Delaware)
Lexington Lakewood Manager LLC (Delaware)
Lexington Lancaster II L.L.C. (Delaware)
Lexington Lancaster L.L.C. (Delaware)
Lexington Lancaster Manager L.L.C. (Delaware)
Lexington Livonia L.L.C. (Michigan)
Lexington Los Angeles L.P. (Delaware)
Lexington Los Angeles Manager LLC (Delaware)
Lexington Mechanicsburg Inc. (Delaware)
Lexington Mechanicsburg L.P. (Delaware)
Lexington Memorial L.L.C. (Delaware)
Lexington Midlothian L.P. (Delaware)
Lexington Midlothian Manager LLC (Delaware)
Lexington Millington L.P. (Delaware)
Lexington Millington Manager LLC (Delaware)
Lexington Milpitas L.L.C. (California)
Lexington Milpitas Manager, Inc. (California)
Lexington Milpitas Manager L.L.C. (Delaware)
Lexington Minneapolis L.L.C. (Delaware)
Lexington Moody L.P. (Delaware)

Lexington Moody LLC (Delaware)
Lexington Multi-State Holdings L.P. (Delaware)
Lexington Newport LLC (Delaware)
Lexington Newport Manager LLC (Delaware)
Lexington Northchase L.P. (Delaware)
Lexington OC L.L.C. (Delaware)
Lexington Oklahoma City L.P. (Delaware)
Lexington Oklahoma City Manager LLC (Delaware)
Lexington Olive Branch LLC (Delaware)
Lexington Olive Branch Manager LLC (Delaware)
Lexington Owensboro Corp. (Delaware)
Lexington Owensboro Mezz Corp. (Delaware)
Lexington Philadelphia Trust (Delaware)
Lexington Realty Advisors, Inc. (Delaware)
Lexington Redmond LLC (Delaware)
Lexington Redmond Manager LLC (Delaware)
Lexington Richmond L.L.C. (Delaware)
Lexington Richmond Manager, Inc. (Delaware)
Lexington San Antonio L.P. (Delaware)
Lexington San Antonio Manager LLC (Delaware)
Lexington Scottsdale L.P. (Delaware)
Lexington Scottsdale Manager LLC (Delaware)
Lexington Six Penn LLC (Delaware)
Lexington Sky Harbor L.L.C. (Delaware)
Lexington Southfield LLC (Delaware)
Lexington Southington L.P. (Delaware)
Lexington Southington Manager LLC (Delaware)
Lexington Tempe L.P. (Delaware)
Lexington Tempe Manager LLC (Delaware)
Lexington Temple L.P. (Delaware)
Lexington Temple Manager Trust (Delaware)
Lexington Tennessee Holdings L.P. (Delaware)
Lexington Texas Holdings Trust (Delaware)
Lexington Texas Manager LLC (Delaware)
Lexington TIC OK Holdings L.P. (Delaware)
Lexington TIC OK LLC (Delaware)
Lexington Valley Forge L.P. (Delaware)
Lexington Valley Forge II L.P. (Delaware)
Lexington Wall LLC (Delaware)
Lexington Wall L.P. (Delaware)
Lexington Wallingford LLC (Delaware)
Lexington Wallingford Manager LLC (Delaware)
Lexington Warren L.L.C. (Delaware)
Lexington Waterloo LLC (Delaware)
Lexington Waterloo Manager LLC (Delaware)
Lexington Waxahachie L.P. (Delaware)
Lexington Waxahachie Manager LLC (Delaware)

Lexington Westmont L.L.C. (Delaware)
Lexington Westport Manager LLC (Delaware)
Lexmem, Inc. (Delaware)
LRA Texas L.P. (Delaware)
LRA Texas General Partner LLC (Delaware)
LXP Advisory LLC (Delaware)
LXP Canton, Inc. (Delaware)
LXP Chicago LLC (Delaware)
LXP Funding Corp. (Delaware)
LXP GP, LLC (Delaware)
LXP I Trust (Delaware)
LXP I, L.P. (Delaware)
LXP II, Inc. (Delaware)
LXP II, L.P. (Delaware)
LXP ISS Manager LLC (Delaware)
LXP LCI LLC (Delaware)
LXP Memorial L.L.C. (Delaware)
LXP Multi-State Manager LLC (Delaware)
LXP Realty Income Fund L.P. (Delaware)
LXP RIF Manager LLC (Delaware)
LXP Texas Holdings Manager LLC (Delaware)
Net 1 Henderson L.L.C. (North Carolina)
Net 1 Phoenix L.L.C. (Arizona)
Net 2 Canton L.L.C. (Delaware)
Net 2 Cox L.L.C. (Delaware)
Net 2 Hampton L.L.C. (Delaware)
Net 2 Hollywood LLC (Delaware)
Net 2 Ocala L.L.C. (Florida)
Net 2 Plymouth Inc. (Delaware)
Net 2 Plymouth L.L.C. (Delaware)
Net 2 Stone L.L.C. (Delaware)
Net 3 Acquisition L.P. (Delaware)
PGA Professional Center Property Owners Association, Inc. (Florida)
Phoenix Hotel Associates Limited Partnership (Arizona)
Savannah Waterfront Hotel L.L.C. (Georgia)
Six Penn Center Associates (Pennsylvania)
Six Penn Center L.P. (Delaware)
Texan Christensen Limited Partnership (Delaware)
Texan Petrolite Limited Partnership (Delaware)
Texan Training Limited Partnership (Delaware)
Texan Training Western Limited Partnership (Delaware)
Union Hills Associates (Arizona)
Union Hills Associates II (Arizona)
Westport View Corporate Center L.P. (Delaware)